UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 16, 2009


                                 CNB CORPORATION



Incorporated under the     Commission File No. 2-96350       I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                57-0792402


                                  P.O. Box 320
                          Conway, South Carolina 29528
                             Telephone: 843-248-5271


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

Effective October 16, 2009, pursuant to a two-for-one split of its common stock, the Company amended its Articles of Incorporation to increase its authorized shares of common stock from 1,500,000 to 3,000,000, and to reduce the par value of the common stock from $10.00 per share to $5.00 per share.

Section 8 - Other Events

Item 8.01  Other Events

See Exhibit 99 for press release announcing stock split.

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibits

3.1     Amendment to Articles of Incorporation

99      Press release, dated October 16, 2009




SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           CNB Corporation
                           (Registrant)



   Date: October 16, 2009    By: s/L. Ford Sanders, II
                               ------------------------------------------------
                               L. Ford Sanders, II
                               Executive Vice President, Chief Financial
                               Officer and Treasurer






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                                 EXHIBIT INDEX

                   3.1 Amendment to Articles of Incorporation

                    99 Press release, dated October 16, 2009